Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
John C. Popeo, Treasurer
(617) 332-3990
www.hrpreit.com

HRPT Properties Trust

Announces Financial Results for the

Quarter Ended March 31, 2004

Newton, MA (May 6, 2004):  HRPT Properties Trust (NYSE: HRP) today announced its financial results for the quarter ended March 31, 2004, together with comparative results for the 2003 period as follows:

(in thousands, except per share data)

	Quarter Ended March 31,
	2004	2003
Total revenues	$136,578	$120,633
Net income	49,375	27,292
Net income available for common shareholders	37,875	15,792
FFO	61,063	53,551
FFO available for common shareholders	49,563	42,051
Common distributions paid	35,454	25,765

Per common share:
Net income available for common shareholders	$0.22	$0.12
FFO available for common shareholders	0.29	0.33
Common distributions paid	0.20	0.20

Weighted average common shares outstanding	172,724	128,846

HRPT Properties Trust is a real estate investment trust headquartered in Newton, MA.

(end)

HRPT Properties Trust

Statement of Income and Funds From Operations

(in thousands, except per share data)

	Quarter Ended March 31,
	2004	2003
Revenues:
Rental income	$136,458	$120,590
Interest and other income	120	43
Total revenues	136,578	120,633
Expenses:
Operating expenses	51,016	46,025
Interest (including amortization of note discounts and deferred financing fees of $1,435 and $1,473, respectively)	26,225	25,079
Depreciation and amortization (1)	25,043	20,274
General and administrative	5,698	4,500
Loss on early extinguishment of debt	2,866	1,751
Total expenses	110,848	97,629

Income before equity in earnings of equity investments	25,730	23,004
Equity in earnings of Senior Housing Properties Trust and Hospitality Properties Trust	3,800	4,288
Gain on equity transactions of equity investments (2)	19,845	—
Net income	49,375	27,292
Preferred distributions	(11,500)	(11,500)
Net income available for common shareholders	$37,875	$15,792

Calculation of Earnings before Interest, Taxes, Depreciation and Amortization, or EBITDA: (3)
Net income	$49,375	$27,292
Loss on early extinguishment of debt	2,866	1,751
Gain on equity transactions of equity investments	(19,845)	—
Interest expense	26,225	25,079
Equity in earnings of equity investments	(3,800)	(4,288)
EBITDA from equity investments	9,540	10,579
Depreciation and amortization	25,043	20,274
EBITDA	$89,404	$80,687

Calculation of Funds From Operations, or FFO: (4)
Net income	$49,375	$27,292
Loss on early extinguishment of debt:
Add: amount included in total expenses	2,866	1,751
Less: portion settled in cash	—	—
Depreciation and amortization	25,043	20,274
Gain on equity transactions of equity investments	(19,845)	—
Equity in earnings of Senior Housing and Hospitality Properties	(3,800)	(4,288)
FFO from equity investments in Senior Housing and Hospitality Properties	7,424	8,522
FFO	61,063	53,551
Preferred distributions	(11,500)	(11,500)
FFO available for common shareholders	$49,563	$42,051

Weighted average common shares outstanding	172,724	128,846

Per common share:
Net income available for common shareholders	$0.22	$0.12
FFO available for common shareholders	0.29	0.33
Common distributions paid	0.20	0.20

(1)          Includes amortization of intangible values included in acquired real estate totaling $1,961 and $35 for the quarters ended March 31, 2004 and 2003, respectively, pursuant to Statement of Financial Accounting Standard No. 141, “Business Combinations”, or FAS 141.

(2)          We account for our common share investments in Senior Housing and Hospitality Properties using the equity method of accounting.  During the quarter ended March 31, 2004, we sold 3,148 of our Senior Housing common shares for a gain of $14,805.  In addition, we recognized gains of $5,040 during the quarter ended March 31, 2004, as a result of share issuances by Senior Housing and Hospitality Properties at prices above our per share carrying value.

(3)          We compute EBITDA as net income plus loss on early extinguishment of debt, gain on equity transactions of equity investments, interest expense, depreciation and amortization and the difference between EBITDA and earnings from equity investments.  We consider EBITDA to be an appropriate measure of performance, along with net income and cash flow from operating, investing and financing activities.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.

(4)          We compute FFO as shown in the calculation above.  Our calculation of FFO differs from the NAREIT definition because we exclude loss on early extinguishment of debt not settled in cash.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical costs, such as depreciation expense and gains or losses on sales of properties, FFO can facilitate comparison of current operating performance among REITs.  FFO does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of future performance.

HRPT Properties Trust

Balance Sheet

(dollars in thousands)

	March 31, 2004	December 31, 2003
Assets
Real estate properties, at cost	$3,913,170	$3,891,966
Accumulated depreciation	(383,842)	(363,015)
	3,529,328	3,528,951
Acquired real estate leases (1)	67,569	68,983
Equity investments	222,589	260,208
Cash and cash equivalents	43,609	11,526
Other assets	164,316	143,576
Total assets	$4,027,411	$4,013,244
Liabilities and Shareholders’ Equity
Indebtedness	$1,571,076	$1,876,821
Acquired real estate lease obligations (1)	32,096	33,206
Other liabilities	86,528	91,566
Shareholders’ equity:
Preferred (20,000,000 shares outstanding)	482,935	482,935
Common (177,273,925 and 142,773,925 shares outstanding)	1,854,776	1,528,716
Total liabilities and shareholders’ equity	$4,027,411	$4,013,244

(1)          Reflects estimated allocations of property purchase prices to the value of in place leases pursuant to FAS 141.

HRPT Properties Trust

Additional Data

(amounts in thousands)

•                  Equity in earnings, EBITDA, FFO and cash distributions from equity investments include earnings, EBITDA, FFO and cash distributions from Hospitality Properties and Senior Housing as follows:

	Quarter Ended March 31,
	2004	2003

Equity in earnings of equity investments:
Hospitality Properties	$1,590	$1,681
Senior Housing (1)	2,210	2,607
	$3,800	$4,288

EBITDA from equity investments:
Hospitality Properties	$3,732	$4,158
Senior Housing (1)	5,808	6,421
	$9,540	$10,579

FFO from equity investments:
Hospitality Properties	$3,427	$3,844
Senior Housing (1)	3,997	4,678
	$7,424	$8,522

Cash distributions from equity investments:
Hospitality Properties	$2,880	$2,880
Senior Housing (1)	3,971	3,971
	$6,851	$6,851

(1)          In 2003 we owned 12,809 shares of Senior Housing.  In January and February 2004, we sold 3,148 of these shares in an underwritten public offering for $57,303 (net $54,413).

•                  The geographic sources of property level revenue and net operating income (rental income less operating expenses) for the quarters ended March 31, 2004 and 2003, are as follows:

	Property Level Revenue (1)		Property Level Net Operating Income
	2004	2003	2004	2003
Metro Philadelphia, PA	$32,949	$33,634	$18,301	$18,982
Metro Washington, DC	16,207	16,970	10,357	11,160
Metro Boston, MA	12,462	9,233	9,018	6,472
Southern California	12,389	11,913	8,763	8,630
Oahu, HI (2)	10,278	—	8,519	—
Metro Austin, TX	9,807	11,412	4,748	6,062
Other markets	42,366	37,428	25,736	23,259
Total	$136,458	$120,590	$85,442	$74,565

(1)          Includes some triple net lease revenues.

(2)          The Oahu properties were acquired in December 2003.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Comparable property level revenue and net operating income (rental income less operating expenses) for properties owned by us continuously since January 1, 2003, for the quarters ended March 31, 2004 and 2003, are as follows:

	Property Level Revenue (1)		Property Level Net Operating Income
	2004	2003	2004	2003
Metro Philadelphia, PA	$32,949	$33,634	$18,301	$18,982
Metro Washington, DC	16,207	16,970	10,357	11,160
Metro Boston, MA	9,048	8,796	6,484	6,048
Southern California	12,020	11,914	8,513	8,630
Oahu, HI (2)	—	—	—	—
Metro Austin, TX	9,807	11,412	4,748	6,062
Other markets	34,412	35,403	20,564	21,999
Total	$114,443	$118,129	$68,967	$72,881

(1)          Includes some triple net lease revenues.

(2)          The Oahu properties were acquired in December 2003.

•                  Rental income includes non cash straight line rent adjustments, FAS 141 lease value amortization and lease termination fees as follows:

	Quarter Ended March 31,
	2004	2003
Non cash straight line rent adjustments	$4,531	$3,860
FAS 141 lease value amortization	30	—
Lease termination fees	138	408

•                  Cash expenditures made and capitalized for tenant improvements, leasing costs, building improvements, and development and redevelopment activities are as follows:

	Quarter Ended March 31,
	2004	2003
Tenant improvements	$3,060	$5,665
Leasing costs	3,146	1,439
Building improvements	3,003	2,745
Development and redevelopment activities	1,575	5,764

•                  Rents charged for office space which were renewed or released during the quarter ended March 31, 2004, were approximately 8% lower than rents previously charged for the same space.  Commitments made for expenditures in connection with leasing this space are as follows:

	Total	Renewals	New Leases
Square feet leased during the quarter	490	319	171
Total commitments for tenant improvements and leasing costs	$10,186	$5,852	$4,334
Average lease term (years)	6.4	6.2	6.7
Leasing costs per square foot per year (whole dollars)	$3.25	$2.96	$3.78

•                  Debt maturities and weighted average interest rates as of March 31, 2004, are as follows:

Year of Maturity	Scheduled Principal Payments During Period	Weighted Average Interest Rate
2004	$5,357	6.9%
2005	107,257	6.7%
2006	7,769	6.8%
2007	17,484	7.7%
2008	24,006	6.9%
2009	255,331	2.0%
2010	55,567	8.6%
2011	226,967	6.8%
2012	201,115	6.9%
2013 and thereafter	686,271	6.2%
Total	$1,587,124	5.9%

•                  As of March 31, 2004, tenants responsible for more than 1% of total annualized rent are as follows:

Tenant or Subsidiary	Annualized Rent (1) (in millions)	% of Annualized Rent
U. S. Government	$88.6	16.1%
GlaxoSmithKline plc	14.4	2.6%
Towers, Perrin, Forster & Crosby, Inc.	12.8	2.3%
PNC Financial Services Group	11.8	2.1%
Tyco International Ltd	9.5	1.7%
Wachovia Corporation	9.3	1.7%
Solectron Corporation	9.2	1.7%
Motorola, Inc.	8.4	1.5%
Mellon Financial Corporation	7.5	1.4%
Ballard Spahr Andrews & Ingersoll, LLP	7.4	1.4%
FMC Corporation	7.4	1.4%
Fallon Clinics	7.2	1.3%
Comcast Corporation	6.0	1.1%
Other tenants	349.7	63.7%
Over one thousand tenants	$549.2	100.0%

(1)          Annualized rent is rents pursuant to signed leases as of March 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes FAS 141 lease value amortization.

•                  As of March 31, 2004, a division of our tenants based on annualized rent is as follows:

Tenant	Annualized Rent (1) (in millions)	% of Annualized Rent
U.S. Government and other governmental tenants	$96.8	18%
Medical related tenants	120.3	22%
Industrial land leases (Oahu, HI)	41.3	7%
Other investment grade rated tenants (2)	114.4	21%
Other tenants	176.4	32%
Total	$549.2	100%

(1)          Annualized rent is rents pursuant to signed leases as of March 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes FAS 141 lease value amortization.

(2)          Excludes investment grade rated tenants included above.

HRPT Properties Trust

Additional Data

(dollars and square feet in thousands unless otherwise stated)

•                  Property and occupancy statistics as of March 31, 2004 and 2003, are as follows:

	All Properties		Comparable Properties (1)
	2004	2003	2004	2003
Total properties (2)	240	214	211	211
Total square feet (2)	36,026	24,031	23,241	23,241
Square feet leased (3)	33,569	22,031	20,967	21,314
Percentage leased	93.2%	91.7%	90.2%	91.7%

(1)          Includes properties owned by us continuously since January 1, 2003.

(2)          Total properties and square feet at quarter end 2004 include 11 land parcels with 9,755 sq. ft. of developed industrial lands in Oahu, Hawaii acquired in December 2003.

(3)          Square feet leased includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

•                  Properties acquired during the quarter ended March 31, 2004, are as follows:

Date Acquired	Location	Number of Properties	Square Feet	Purchase Price (1)	Major Tenant
2/11/04	Arnold, MO	1	65	$8,343	Convergys Customer Management Group, Inc.
2/24/04	Quincy, MA	1	46	7,739	American Express Company
		2	111	$16,082

(1)          Includes closing costs.

HRPT Properties Trust

Additional Data

(amounts in thousands unless otherwise stated)

•                  Lease expiration data at March 31, 2004, is as follows:

	Total	2004	2005	2006	2007 and After
Leased properties:
Metro Philadelphia, PA
Total square feet	5,469
Leased square feet (1)	5,129	431	290	804	3,604
Annualized rent (2)	$130,459	$10,706	$6,969	$25,551	$87,233
Metro Washington, DC
Total square feet	2,557
Leased square feet (1)	2,373	251	666	160	1,296
Annualized rent (2)	$66,677	$5,398	$15,143	$4,607	$41,529
Metro Boston, MA
Total square feet	2,620
Leased square feet (1)	2,359	205	186	276	1,692
Annualized rent (2)	$49,256	$3,010	$7,041	$6,141	$33,064
Southern California
Total square feet	1,797
Leased square feet (1)	1,722	63	43	179	1,437
Annualized rent (2)	$49,626	$3,529	$2,554	$6,937	$36,606
Oahu, HI
Total square feet	9,755
Leased square feet (1)	9,642	—	—	—	9,642
Annualized rent (2)	$41,317	$—	$—	$—	$41,317
Metro Austin, TX
Total square feet	2,843
Leased square feet (1)	2,218	188	191	62	1,777
Annualized rent (2)	$37,800	$3,681	$4,547	$1,278	$28,294
Other markets
Total square feet	10,985
Leased square feet (1)	10,126	512	916	1,227	7,471
Annualized rent (2)	$174,048	$10,674	$15,177	$19,692	$128,505

Totals:
Total square feet	36,026
Leased square feet (1)	33,569	1,650	2,292	2,708	26,919
Percent of leased square feet		4.9%	6.8%	8.1%	80.2%
Annualized rent (2)	$549,183	$36,998	$51,431	$64,206	$396,548
Percent of annualized rent		6.7%	9.4%	11.7%	72.2%

(1)          Leased square feet includes space being fitted out for occupancy pursuant to signed leases and space which is leased but being offered for sublease by tenants.

(2)          Annualized rent is rents pursuant to signed leases as of March 31, 2004, plus expense reimbursements; includes some triple net lease rents and excludes FAS 141 lease value amortization.

•                  Leverage and coverage ratios are as follows:

	March 31,	December 31,
Leverage Ratios	2004	2003
Total Debt / Total Assets	39.0%	46.8%
Total Debt / Real Estate Properties, at Cost	39.7%	47.7%
Total Debt / Total Book Capitalization	40.2%	48.3%
Mortgage Debt / Total Assets	8.1%	8.2%
Variable Rate Debt / Total Book Capitalization	6.4%	10.6%

	Quarter Ended March 31,
Coverage Ratios	2004		2003
EBITDA / Interest Expense	3.4	x	3.2	x
EBITDA / Interest Expense + Preferred Distributions	2.4	x	2.2	x

	Quarter Ended March 31,
Cash Flow Data	2004	2003
Cash flow from (used in):
Operating activities	$29,970	$46,449
Investing activities	33,744	(105,072)
Financing activities	(31,631)	70,822